SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       Form 8-K


                                    CURRENT REPORT





                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported):
          October 11, 1995





                                   C. R. BARD, INC.
                (Exact name of registrant as specified in its charter)




              New Jersey             1-6926                  22-1454160
              (State of      (Commission File Number)       IRS Employer
            Incorporation)                               Identification No.



                    730 Central Avenue
                    Murray Hill, New Jersey                    07974
                (Address of principal executive offices)     (Zip Code)



                                   (201) 277-8000
                            (Registrant's telephone number)

          Item 5.   Other Events.

                    On October 11, 1995, the Board of Directors of
          C. R. Bard, Inc. (the "Company") declared a dividend of one common share purchase right (the "Rights") on each outstanding share of Company common stock, $.25 par value (the "Common Stock"), payable on October 23, 1995 to stockholders of record as of October 23, 1995.

                    The Rights are substantially identical to the common share purchase rights issued by the Company in 1985 (which rights expire on October 21, 1995), with the exception of the exercise price, which has been increased to reflect the Board of Director's view of the long-term value of the Common Stock.

                    Each Right will entitle the holder thereof until October 23, 2005 (or, if earlier, the redemption of the Rights) to buy one share of the Common Stock at an exercise price of $120, subject to certain antidilution adjustments. The Rights will be represented by the Common Stock certificates and will not be exercisable, or transferable apart from the Common Stock until the earlier of (i) the tenth day after the public announcement that a person or group has acquired beneficial ownership of 20% or more of the Common Stock or (ii) the tenth day after a person commences, or announces an intention to commence, a tender or exchange offer for 30% or more of the Common Stock (the earlier of such dates being referred to herein as the "Distribution Date"). Separate certificates representing the Rights will be mailed to holders of the Common Stock as of the Distribution Date. The Rights will first become exercisable on the Distri-bution Date, unless earlier redeemed, and will then begin trading separately from the Common Stock. At no time will the Rights have any voting rights.

                    In the event that the Company is a party to a merger or other business combination transaction, each Right will entitle its holder to purchase, at the exercise price of the Right, that number of shares of common stock of the surviving company which at the time of such transaction would have a market value of two times the exercise price of the Right. Alternatively, if a 20 percent holder were to acquire the Company by means of a reverse merger in which the Company and its stock survive or were to engage in certain "self-dealing" transactions, each Right not owned by the 20 percent holder would become exercisable for the number of shares of the Common Stock which, at that time, would have a market value of two times the exercise price of the Right.

                    The Rights are redeemable at $.05 per Right at any time prior to the public announcement that a person or group has acquired beneficial ownership of 20% or more of the Common Stock. The Rights will expire on October 23, 2005 (unless earlier redeemed). First Chicago Trust Company of New York ("First Chicago") is the Rights Agent.

                    The purchase price payable, and the number of shares of the Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) as a result of the grant to holders of the Common Stock of certain rights or warrants to subscribe for the Common Stock or convertible securities at less than the current market price of the Common Stock or (iii) as a result of the distribution to holders of the Common Stock of evidence of indebtedness or assets (excluding regular periodic cash dividends at a rate not in excess of 140% of the last cash dividend theretofore paid or dividends payable in the Common Stock) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in such purchase price.

                    The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired.
          The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at $.05 per Right at any time prior to the public announcement that a person or group has acquired beneficial ownership of 20% or more of the Common Stock.

                    The Rights Agreement, dated as of October 11, 1995, between the Company and First Chicago, as Rights Agent, specifying the terms of the Rights is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified by reference to such exhibit. Details of the Rights are contained in a summary, the form of which is attached as Exhibit B to the Rights Agreement, which will be mailed to the Company's stockholders of record as of October 23, 1995.

          Item 7.  Exhibits.

                    1. Rights Agreement, dated as of October 11, 1995, between C. R. Bard, Inc. and First Chicago Trust Company of New York, as Rights Agent.

                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             C. R. BARD, INC.
                                             (Registrant)


          Dated: October 11, 1995       By   /s/ William C. Bopp
                                             William C. Bopp
                                             Senior Vice President
                                             and Chief Financial Officer

          _________________________________________________________________

                                                        EXHIBIT 1





                                   C. R. BARD, INC.

                                         and

                       FIRST CHICAGO TRUST COMPANY OF NEW YORK


                                     Rights Agent






                                   Rights Agreement

                             Dated as of October 11, 1995






          _________________________________________________________________






















                                  TABLE OF CONTENTS


          Section 1.     Certain Definitions. . . . . . . . . . . . . .   1

          Section 2.     Appointment of Rights Agent. . . . . . . . . .   4

          Section 3.     Issue of Right Certificates. . . . . . . . . .   4

          Section 4.     Form of Right Certificates.  . . . . . . . . .   7

          Section 5.     Countersignature and Registration. . . . . . .   7

          Section 6.     Transfer, Split up, Combination and Exchange
                         of Right Certificates; Mutilated, Destroyed,
                         Lost or Stolen Right Certificates. . . . . . .   9

          Section 7.     Exercise of Rights; Purchase Price;
                         Expiration\Date of Rights. . . . . . . . . . .  10

          Section 8.     Cancellation and Destruction of Right
                         Certificates.  . . . . . . . . . . . . . . . .  12

          Section 9.     Reservation and Availability of Common
                         Shares.  . . . . . . . . . . . . . . . . . . .  12

          Section 10.    Common Shares Record Date. . . . . . . . . . .  13

          Section 11.    Adjustment of Purchase Price, Number of
                         Shares or Number of Rights.  . . . . . . . . .  14

          Section 12.    Certificate of Adjusted Purchase Price or
                         Number of Shares.  . . . . . . . . . . . . . .  30

          Section 13.    Consolidation, Merger or Sale or Transfer of
                         Assets or Earning Power. . . . . . . . . . . .  30

          Section 14.    Fractional Rights and Fractional Shares. . . .  32

          Section 15.    Rights of Action.  . . . . . . . . . . . . . .  34

          Section 16.    Agreement of Right Holders.  . . . . . . . . .  34

          Section 17.    Right Certificate Holder Not Deemed a
                         Stockholder. . . . . . . . . . . . . . . . . .  35

          Section 18.    Concerning the Rights Agent. . . . . . . . . .  36

          Section 19.    Merger or Consolidation or Change of Name of
                         Rights Agent.  . . . . . . . . . . . . . . . .  37

          Section 20.    Duties of Rights Agent.  . . . . . . . . . . .  38


                                          i









          Section 21.    Change of Rights Agent.  . . . . . . . . . . .  41

          Section 22.    Issuance of New Right Certificates.  . . . . .  43

          Section 23.    Redemption.  . . . . . . . . . . . . . . . . .  43

          Section 24.    Notice of Certain Events.  . . . . . . . . . .  44

          Section 25.    Notices. . . . . . . . . . . . . . . . . . . .  46

          Section 26.    Supplements and Amendments.  . . . . . . . . .  46

          Section 27.    Successors.  . . . . . . . . . . . . . . . . .  47

          Section 28.    Benefits of this Agreement.  . . . . . . . . .  47

          Section 29.    Severability.  . . . . . . . . . . . . . . . .  47

          Section 30.    Governing Law. . . . . . . . . . . . . . . . .  47

          Section 31.    Counterparts.  . . . . . . . . . . . . . . . .  48

          Section 32.    Descriptive Headings.  . . . . . . . . . . . .  48































                                          ii















                                   RIGHTS AGREEMENT


                    Agreement, dated as of October 11, 1995, between C. R.

          Bard, Inc., a New Jersey corporation (the "Company"), and First

          Chicago Trust Company of New York, a New York corporation (the

          "Rights Agent").

                    The Board of Directors of the Company has authorized

          and declared a dividend of one Right for each share of Common

          Stock, $.25 par value, of the Company ("Common Share")

          outstanding on October 23, 1995 and has authorized the issuance of one Right with respect to each Common Share that shall become outstanding between October 23, 1995 and the earlier of the

          Distribution Date, the Expiration Date and the Final Expiration

          Date (as such terms are defined in Sections 3 and 7 hereof), each right representing the right to purchase one Common Share.

                    Accordingly, in consideration of the premises and the

          mutual agreements herein set forth, the parties hereby agree as follows:

                    Section 1.  Certain Definitions.  For purposes of this

          Agreement, the following terms have the meanings indicated:

                    (a)  "Acquiring Person" shall mean any Person (as such

               term is hereinafter defined) who or which, together with all

               Affiliates and Associates (as such terms are hereinafter

               defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the

               Common Shares then outstanding, but shall not include any







                                                                          2



               employee benefit plan of the Company or an entity holding

               Common Shares for or pursuant to the terms of any such plan.

                    (b)  "Affiliate" and "Associate" shall have the

               respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities

               Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on October 23, 1995.

                    (c)  A Person shall be deemed the "Beneficial Owner" of

               and shall be deemed to "beneficially own" any securities:

                           (i)  which such Person or any of such Person's

                    Affiliates or Associates beneficially owns, directly or

                    indirectly;

                          (ii)  which such Person or any of such Person's

                    Affiliates or Associates has (A) the right to acquire

                    (whether such right is exercisable immediately or only

                    after the passage of time) pursuant to any agreement,

                    arrangement or understanding, or upon the exercise of

                    conversion rights, exchange rights, rights (other than

                    these Rights), warrants or options, or otherwise;

                    provided, however, that a Person shall not be deemed

                    the Beneficial Owner of, or to beneficially own,

                    securities tendered pursuant to a tender or exchange

                    offer made by or on behalf of such Person or any of

                    such Person's Affiliates or Associates until such

                    tendered securities are accepted for purchase; or (B)

                    the right to vote pursuant to any agreement,

                    arrangement or understanding; provided, however, that a







                                                                          3



                    Person shall not be deemed the Beneficial Owner of, or

                    to beneficially own, any security if the agreement,

                    arrangement or understanding to vote such security (1)

                    arises solely from a revocable proxy given to such

                    Person in response to a public proxy or consent

                    solicitation made pursuant to, and in accordance with,

                    the applicable rules and regulations of the Exchange

                    Act and (2) is not also then reportable on Schedule 13D

                    under the Exchange Act (or any comparable or successor

                    report); or

                         (iii)  which are beneficially owned, directly or

                    indirectly, by any other Person with which such Person

                    or any of such Person's Affiliates or Associates has

                    any agreement, arrangement or understanding for the

                    purpose of acquiring, holding, voting or disposing of

                    any securities of the Company.

                    (d)  "Business Day" shall mean any day other than a

               Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                    (e)  "Close of business" on any given date shall mean

               5:00 P.M., New York City time, on such date; provided,

               however, that if such date is not a Business Day it shall

               mean 5:00 P.M., New York City time, on the next succeeding

               Business Day.

                    (f)  "Common Shares" when used with reference to the

               Company shall mean the shares of Common Stock, $.25 par







                                                                          4



               value, of the Company.  "Common Shares" when used with

               reference to any Person other than the Company shall mean

               the capital stock with the greatest voting power of such

               Person or, if such Person is a subsidiary of another Person,

               the Person which ultimately controls such first-mentioned

               Person.

                    (g)  "Person" shall mean any individual, firm,

               corporation or other entity.

                    (h)  "Section 11(a)(ii) Event" shall mean any event

               described in Section 11(a)(ii)(A) or (B) hereof.

                    (i)  "Shares Acquisition Date" shall mean the first

               date of public announcement by the Company or an Acquiring

               Person that an Acquiring Person has become such.

                    Section 2.  Appointment of Rights Agent.  The Company

          hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.

          The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

                    Section 3.  Issue of Right Certificates.  (a)  Until

          the earlier of (i) the tenth day after the Shares Acquisition

          Date or (ii) the tenth day after the date of the commencement of,

          or first public announcement of the intent of any Person (other than the Company or any employee benefit plan of the Company) to commence, a tender or exchange offer for 30% or more of the







                                                                          5



          outstanding Common Shares (including any such date which is after the date of this Agreement and prior to the issuance of the

          Rights; the earlier of such dates being herein referred to as the

          "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Shares registered in the names of the holders thereof (which certificates for Common Shares shall also be deemed to be Right Certificates) and not by separate Right

          Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of

          Common Shares.  As soon as practicable after the Distribution

          Date, the Rights Agent will send, by first-class, postage prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit A hereto, evidencing one Right for each Common Share so held.  As of the Distribution Date, the

          Rights will be evidenced solely by such Right Certificates.

                    (b)  On October 23, 1995 or as soon as practicable

          thereafter, the Company will send a copy of a Summary of Rights to Purchase Common Shares, in substantially the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class,

          postage prepaid mail, to each record holder of Common Shares as of the close of business on October 23, 1995 at the address of such holder shown on the records of the Company.  With respect to certificates for Common Shares outstanding as of October 23,

          1995, until the Distribution Date, the Rights will be evidenced







                                                                          6



          by such certificates for Common Shares registered in the names of the holders thereof (together with a copy of the Summary of

          Rights).  Until the Distribution Date (or the earlier Expiration

          Date or Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on October 23, 1995,

          with or without a copy of the Summary of Rights attached thereto,

          shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

                    (c)  Certificates for Common Shares issued after

          October 23, 1995 but prior to the earlier of the Distribution

          Date or the Expiration Date or the Final Expiration Date (as such terms are defined in Section 7 hereof) shall have impressed on,

          printed on, written on or otherwise affixed to them the following legend:

                    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between C. R. Bard, Inc. and First Chicago Trust Company of New York dated as of October 11, 1995 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of C. R. Bard, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. C. R. Bard, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt of a written request therefor. Under certain circumstances, Rights issued to Acquiring Persons (as defined in the Rights Agreement) may become null and void.

          With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be







                                                                          7



          evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares

          represented thereby.

                    Section 4.  Form of Right Certificates.  The Right

          Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be

          substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends,

          summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any

          applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 22 hereof, the

          Right Certificates, whenever issued, shall be dated as of October

          23, 1995, and on their face shall entitle the holders thereof to purchase such number of Common Shares as shall be set forth therein at the price per share set forth therein (the "Purchase

          Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

                    Section 5.  Countersignature and Registration.  The

          Right Certificates shall be executed on behalf of the Company by its Chairman of the Board or President or any Vice President,

          either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be







                                                                          8



          attested by the Secretary or an Assistant Secretary of the

          Company, either manually or by facsimile signature.  The Right

          Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned.

          In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the

          Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates,

          nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right

          Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right

          Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                    Following the Distribution Date, the Rights Agent will

          keep or cause to be kept, at one of its offices in New York, New

          York, books for registration and transfer of the Right

          Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right

          Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right

          Certificates.







                                                                          9



                    Section 6.  Transfer, Split up, Combination and

          Exchange of Right Certificates; Mutilated, Destroyed, Lost or

          Stolen Right Certificates.  Subject to the provisions of Section

          14 hereof, at any time after the close of business on the

          Distribution Date, and at or prior to the close of business on the earlier of the Expiration Date or the Final Expiration Date,

          any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right

          Certificates, entitling the registered holder to purchase a like number of Common Shares as the Right Certificate or Right

          Certificates surrendered then entitled such holder to purchase.

          Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right

          Certificate or Right Certificates to be transferred, split up,

          combined or exchanged at the principal office of the Rights

          Agent.  Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right

          Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right

          Certificates.

                    Upon receipt by the Company and the Rights Agent of

          evidence reasonably satisfactory to them of the loss, theft,

          destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably







                                                                         10



          satisfactory to them, and, at the Company's request,

          reimbursement to the Company and the Rights Agent of all

          reasonable expenses incidental thereto, and upon surrender to the

          Rights Agent and cancellation of the Right Certificate if

          mutilated, the Company will make and deliver a new Right

          Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost,

          stolen, destroyed or mutilated.

                    Section 7.  Exercise of Rights; Purchase Price;

          Expiration Date of Rights.  (a)  The registered holder of

          any Right Certificate may exercise the Rights evidenced thereby

          (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right

          Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent in New York, New York, together with payment of the Purchase Price for each Common Share as to which the Rights are exercised, at or prior to the earlier of (i) the close of business on October 23, 2005 (the "Final Expiration

          Date"), or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (such earlier time being herein referred to as the "Expiration Date").

                    (b)  The Purchase Price for each Common Share pursuant

          to the exercise of a Right shall initially be $120, shall be subject to adjustment from time to time as provided in Sections

          11 and 13 hereof and shall be payable in lawful money of the

          United States of America in accordance with paragraph (c) below.







                                                                         11



                    (c)  Upon receipt of a Right Certificate representing

          exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall thereupon promptly (i) requisition from any transfer agent of the Common

          Shares (or make available, if the Rights Agent is the transfer agent) certificates for the number of Common Shares to be

          purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such

          certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv)

          when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Right

          Certificate.

                    (d)  In case the registered holder of any Right

          Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights

          Agent and delivered to the registered holder of such Right

          Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.







                                                                         12



                    Section 8.  Cancellation and Destruction of Right

          Certificates.  All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall,

          if surrendered to the Company or to any of its agents, be

          delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this

          Rights Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.

          The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company,

          destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                    Section 9.  Reservation and Availability of Common

          Shares.  The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued

          Common Shares or any authorized and issued Common Shares held in its treasury, the number of Common Shares that will be sufficient to permit the exercise in full of all outstanding Rights.

                    So long as the Common Shares issuable upon the exercise

          of Rights may be listed on any national securities exchange, the

          Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all such shares reserved







                                                                         13



          for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                    The Company covenants and agrees that it will take all

          such action as may be necessary to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the

          Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                    The Company further covenants and agrees that it will

          pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Common Shares upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the

          Common Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Common

          Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such

          Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                    Section 10.  Common Shares Record Date.  Each person in

          whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have







                                                                         14



          become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the Common Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation,

          the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                    Section 11.  Adjustment of Purchase Price, Number of

          Shares or Number of Rights.  The Purchase Price, the number of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this

          Section 11.

                    (a)  (i)  In the event the Company shall at any time

          after the date of this Agreement (A) declare a dividend on the

          Common Shares payable in Common Shares, (B) subdivide the

          outstanding Common Shares, (C) combine the outstanding Common







                                                                         15



          Shares into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Shares

          (including any such reclassification in connection with a

          consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this

          Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right

          exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Common Shares transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision,

          combination or reclassification.  If an event occurs which would require an adjustment under both Section 11(a)(i) and Section

          11(a)(ii), the adjustment provided for in this Section 11(a)(i)

          shall be in addition to, and shall be made prior to, any

          adjustment required pursuant to Section 11(a)(ii).

               (ii) In the event

                    (A)  any Acquiring Person or any Associate or Affiliate

               of any Acquiring Person, at any time after the date of this

               Agreement, directly or indirectly, (1) shall merge into the

               Company or otherwise combine with the Company and the

               Company shall be the continuing or surviving corporation of







                                                                         16



               such merger or combination and the Common Shares of the

               Company shall remain outstanding and unchanged, (2) shall,

               in one or more transactions, transfer any assets to the

               Company in exchange (in whole or in part) for Common Shares or for securities exercisable for or convertible into Common

               Shares or otherwise obtain from the Company, with or without consideration, any additional Common Shares or securities

               exercisable for or convertible into Common Shares (other

               than as part of a pro rata distribution to all holders of

               Common Shares), (3) shall sell, purchase, lease, exchange,

               mortgage, pledge, transfer or otherwise dispose (in one or more transactions), to, from or with, as the case may be,

               the Company or any of its subsidiaries, assets on terms and conditions less favorable to the Company than the Company

               would be able to obtain in arm's-length negotiation with an unaffiliated third party, (4) shall receive any compensation from the Company or any of the Company's subsidiaries other than compensation for full-time employment as a regular

               employee at rates in accordance with the Company's (or its subsidiaries') past practices, or (5) shall receive the

               benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its

               subsidiaries, or

                    (B)  during such time as there is an Acquiring Person,

               there shall be any reclassification of securities (including







                                                                         17



               any reverse stock split), or recapitalization of the

               Company, or any merger or consolidation of the Company with any of its subsidiaries or any other transaction or series of transactions (whether or not with or into or otherwise

               involving an Acquiring Person) which has the effect,

               directly or indirectly, of increasing by more than 1% the

               proportionate share of the outstanding shares of any class of equity securities or of securities exercisable for or

               convertible into securities of the Company or any of its

               subsidiaries which is directly or indirectly owned by any

               Acquiring Person or any Associate or Affiliate of any

               Acquiring Person,

          then, and in each such case, proper provision shall be made so that each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this

          Agreement, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Common Shares for which a Right is then exercisable and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date of the occurrence of any one of the events listed above in this subparagraph (ii) (such number of shares is herein called the "Adjustment Shares").

          Notwithstanding the foregoing, upon the occurrence of any of the events listed above in this subparagraph (ii), any Rights that are or were at any time beneficially owned by the Acquiring







                                                                         18



          Person or any Associate or Affiliate of the Acquiring Person

          shall become void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this

          Agreement.  Any Right Certificate issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring

          Person or any Associate or Affiliate thereof and any Right

          Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Right Certificate issued pursuant to Section 6 or this

          Section 11 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain the following legend:

                    The Rights represented by this Right Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person. This Right Certificate and the Rights represented hereby may become void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

          For the purposes of this section, "subsidiaries" shall mean any corporations or other entities of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by the Company.

                  (iii)  In the event that the number of Common Shares

          which are authorized by the Company's certificate of

          incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with

          Section 11(a)(ii) and the Rights shall become so exercisable, the







                                                                         19



          Company shall, to the extent permitted by applicable law and any material agreements in effect on the date hereof to which the

          Company is a party:  (A) determine the value of the Adjustment

          Shares issuable upon the exercise of a Right (the "Current

          Value") and (B) with respect to each Right, upon exercise of such

          Right, issue Common Shares to the extent available for the exercise in full of such Right and, to the extent Common Shares are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right

          (1) cash, (2) other equity securities of the Company (including,

          without limitation, shares, or fractions of shares, of preference stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares,

          are deemed in good faith by the Board of Directors to have substantially the same value as shares of the Common Shares (such shares or fractions of shares of preference stock or other equity securities are herein called "Common Shares equivalents"), (3)

          debt securities of the Company, (4) other assets, (5) a reduction of the Purchase Price or (6) any combination of the foregoing,

          having a value which, when added to the value of the Common

          Shares actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined in good faith by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected in good faith by the Board of

          Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above







                                                                         20



          within thirty days following the date (the "Section 11(a)(ii)

          Trigger Date") which is the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires, then the

          Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase

          Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the excess of (x) the Current Value over (y) the then current Purchase Price multiplied by the then number of Common

          Shares for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event.  If the Board of

          Directors shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty-day period set forth above may be extended to the extent necessary,

          but not more than ninety days after the Section 11(a)(ii) Trigger

          Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty-day period, as it may be extended, is herein called the "Substitution

          Period").  To the extent that the Company determines that some action must be taken pursuant to the first and/or second sentence of this Section 11(a)(iii), the Company (x) shall provide,

          subject to Section 11(a)(ii) hereof and the last sentence of this

          Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the

          Rights until the expiration of the Substitution Period in order







                                                                         21



          to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public

          announcement and shall give simultaneous written notice to the

          Rights Agent stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price of the Common Shares (as defined in Section 11(d)) on the Section 11(a)(ii) Trigger Date

          and the per share or per unit value of any "Common Share

          equivalent" shall be deemed to equal the current per share market price of the Common Shares (as defined in Section 11(d)) on such date.  The Board of Directors may, but shall not be required to,

          establish procedures to allocate the right to receive Common

          Shares upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

                    (b)  In the case the Company shall fix a record date

          for the issuance of rights or warrants to all holders of Common

          Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common

          Shares (or securities convertible into Common Shares) at a price per Common Share (or having a conversion price per Common Share,

          if a security convertible into Common Shares) less than the current per share market price of the Common Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be







                                                                         22



          in effect after such record date shall be determined by

          multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional

          Common Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the

          Rights Agent.  Common Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                    (c)  In case the Company shall fix a record date for

          the making of a distribution to all holders of the Common Shares

          (including any such distribution made in connection with a







                                                                         23



          consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets

          (other than a regular periodic cash dividend at a rate not in excess of 140% of the rate of the last regular periodic cash dividend theretofore paid or a dividend payable in Common Shares)

          or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction,

          the numerator of which shall be the current per share market price of the Common Shares (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose

          determination shall be described in a statement filed with the

          Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Common Share and the denominator of which shall be such current per share market price of the Common

          Shares.  Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such dis-

          tribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                    (d)  For the purpose of any computation hereunder, the

          "current per share market price" of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days







                                                                         24



          (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common

          Shares of (i) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such

          Common Shares or (ii) any subdivision, combination or

          reclassification of such Common Shares, and prior to the

          expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such

          subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be appropriately adjusted to reflect the current market price per Common Share.

          The closing price for each day shall be the last sale price,

          regular way, or, in case no such sale takes place on such day,

          the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares

          are not listed or admitted to trading on the New York Stock

          Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the

          principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter







                                                                         25



          market, as reported by the National Association of Securities

          Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of

          Directors of the Company.  If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of

          Directors of the Company shall be used.  The term "Trading Day"

          shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common

          Shares are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or

          Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

          If the Common Shares are not publicly held or not so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of

          Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

                    (e)  No adjustment in the Purchase Price shall be

          required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into







                                                                         26



          account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share as the case may be.

          Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the

          transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

                    (f)  If as a result of an adjustment made pursuant to

          Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the

          Company other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 11(a) through (c),

          inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Common Shares shall apply on like terms to any such other shares.

                    (g)  All Rights originally issued by the Company

          subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase

          Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                    (h)  Unless the Company shall have exercised its

          election as provided in Section 11(i), upon each adjustment of







                                                                         27



          the Purchase Price as a result of the calculations made in

          Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares (calculated to the nearest ten-thousandth) obtained by (i)

          multiplying (x) the number of shares covered by a Right

          immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase

          Price.

                    (i)  The Company may elect on or after the date of any

          adjustment of the Purchase Price to adjust the number of Rights,

          in substitution for any adjustment in the number of Common Shares issuable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the

          Purchase Price in effect immediately after adjustment of the

          Purchase Price.  The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the







                                                                         28



          date on which the Purchase Price is adjusted or any day

          thereafter, but, if the Right Certificates have been issued,

          shall be at least 10 days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section

          11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the

          Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon

          surrender thereof, if required by the Company, new Right

          Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                    (j)  Irrespective of any adjustment or change in the

          Purchase Price or the number of Common Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder.







                                                                         29



                    (k)  Before taking any action that would cause an

          adjustment reducing the Purchase Price below the then par value,

          if any, of the Common Shares issuable upon exercise of the

          Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the

          Company may validly and legally issue fully paid and

          nonassessable Common Shares at such adjusted Purchase Price.

                    (l)  In any case in which this Section 11 shall require

          that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Common

          Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Shares and other capital stock or securities of the Company, if any,

          issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the

          Company shall deliver to such holder a due bill or other

          appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                    (m)  Anything in this Section 11 to the contrary

          notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those

          adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the







                                                                         30



          Common Shares, issuance wholly for cash of any of the Common

          Shares at less than the current market price, issuance wholly for cash of Common Shares or securities which by their terms are convertible into or exchangeable for Common Shares, stock

          dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Common Shares shall not be taxable to such

          stockholders.

                    Section 12.  Certificate of Adjusted Purchase Price or

          Number of Shares.  Whenever an adjustment is made as provided in

          Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief

          statement of the facts accounting for such adjustment, (b)

          promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.

                    Section 13.  Consolidation, Merger or Sale or Transfer

          of Assets or Earning Power.  In the event, directly or

          indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common

          Shares shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or

          (c) the Company shall sell or otherwise transfer (or one or more







                                                                         31



          of its subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating more than

          50% of the assets or earning power of the Company and its

          subsidiaries (taken as a whole) to any other Person, then, and in each such case, proper provision shall be made so that (i) each holder of a Right shall thereafter have the right to receive,

          upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of

          Common Shares of such other Person as shall be equal to the result obtained by (x) multiplying the then current Purchase

          Price by the number of Common Shares for which a Right is then exercisable and dividing that product by (y) 50% of the current per share market price of the Common Shares of such other Person

          (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer;

          (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger,

          sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such

          consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.  The Company shall not







                                                                         32



          consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental

          agreement so providing.  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

                    Section 14.  Fractional Rights and Fractional Shares.

          (a)  The Company shall not be required to issue fractions of

          Rights or to distribute Right Certificates which evidence

          fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this

          Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to

          securities listed or admitted to trading on the New York Stock

          Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to

          securities listed on the principal national securities exchange







                                                                         33



          on which the Rights are listed or admitted to trading or, if the

          Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted,

          the average of the high bid and low asked prices in the

          over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

                    (b)  The Company shall not be required to issue

          fractions of shares upon exercise of the Rights or to distribute certificates which evidence fractional shares.  In lieu of fractional shares, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share.  For purposes of this Section 14(b), the current market value of a Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d) hereof) for the

          Trading Day immediately prior to the date of such exercise.

                    (c)  The holder of a Right by the acceptance of the

          Rights expressly waives his right to receive any fractional

          Rights or any fractional shares upon exercise of a Right.







                                                                         34



                    Section 15.  Rights of Action.  All rights of action in

          respect of this Agreement are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution

          Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the

          Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate

          (or, prior to the Distribution Date, of the Common Shares), may,

          in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the

          Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.

          Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

                    Section 16.  Agreement of Right Holders.  Every holder

          of a Right by accepting the same consents and agrees with the

          Company and the Rights Agent and with every other holder of a

          Right that:

                    (a)  prior to the Distribution Date, the Rights will be

          transferable only in connection with the transfer of the Common

          Shares;







                                                                         35



                    (b)  after the Distribution Date, the Right

          Certificates are transferable only on the registry books of the

          Rights Agent if surrendered at the principal office of the Rights

          Agent, duly endorsed or accompanied by a proper instrument of transfer; and

                    (c)  the Company and the Rights Agent may deem and

          treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares

          certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated

          Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the

          Company nor the Rights Agent shall be affected by any notice to the contrary.

                    Section 17.  Right Certificate Holder Not Deemed a

          Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Common Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to

          stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings







                                                                         36



          or other actions affecting stockholders (except as provided in

          Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such

          Right Certificate shall have been exercised in accordance with the provisions hereof.

                    Section 18.  Concerning the Rights Agent.  The Company

          agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the

          Rights Agent for, and to hold it harmless against, any loss,

          liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                    The Rights Agent shall be protected and shall incur no

          liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this

          Agreement in reliance upon any Right Certificate or certificate for the Common Shares or for other securities of the Company,

          instrument of assignment or transfer, power of attorney,

          endorsement, affidavit, letter, notice, direction, consent,

          certificate, statement, or other paper or document believed by it







                                                                         37



          to be genuine and to be signed, executed and, where necessary,

          verified or acknowledged, by the proper person or persons.

                    Section 19.  Merger or Consolidation or Change of Name

          of Rights Agent.  Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights

          Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights

          Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of

          Section 21 hereof.  In case at the time such successor Rights

          Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the

          countersignature of the predecessor Rights Agent and deliver such

          Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right

          Certificates shall have the full force provided in the Right

          Certificates and in this Agreement.







                                                                         38



                    In case at any time the name of the Rights Agent shall

          be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right

          Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the

          Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such

          Right Certificates shall have the full force provided in the

          Right Certificates and in this Agreement.

                    Section 20.  Duties of Rights Agent.  The Rights Agent

          undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the

          Company and the holders of Right Certificates, by their

          acceptance thereof, shall be bound:

                    (a)  The Rights Agent may consult with legal counsel

          (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and

          protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                    (b)  Whenever in the performance of its duties under

          this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the

          Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the







                                                                         39



          Chairman of the Board, the President, a Vice President, the

          Treasurer or the Secretary of the Company and delivered to the

          Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                    (c)  The Rights Agent shall be liable hereunder only

          for its own negligence, bad faith or willful misconduct.

                    (d)  The Rights Agent shall not be liable for or by

          reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                    (e)  The Rights Agent shall not be under any

          responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the

          Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after







                                                                         40



          actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                    (f)  The Company agrees that it will perform, execute,

          acknowledge and deliver or cause to be performed, executed,

          acknowledged and delivered all such further and other acts,

          instruments and assurances as may reasonably be required by the

          Rights Agent for the carrying out or performing by the Rights

          Agent of the provisions of this Agreement.

                    (g)  The Rights Agent is hereby authorized and directed

          to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the

          President, a Vice President, the Secretary or the Treasurer of

          the Company, and to apply to such officers for advice or

          instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                    (h)  The Rights Agent and any stockholder, director,

          officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights

          Agent under this Agreement.  Nothing herein shall preclude the







                                                                         41



          Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                    (i)  The Rights Agent may execute and exercise any of

          the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents,

          and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                    Section 21.  Change of Rights Agent.  The Rights

          Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the

          Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor

          Rights Agent, as the case may be, and to each transfer agent of the Common Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If the

          Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the

          Rights Agent.  If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by







                                                                         42



          the holder of a Right Certificate (who shall, with such notice,

          admit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new

          Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United

          States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having a principal office in the State of New York,

          which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or

          examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate controlled by a corporation described in clause (a) of this sentence.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance,

          conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice







                                                                         43



          thereof in writing to the registered holders of the Right

          Certificates.  Failure to give any notice provided for in this

          Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights

          Agent or the appointment of the successor Rights Agent, as the case may be.

                    Section 22.  Issuance of New Right Certificates.

          Notwithstanding any of the provisions of this Agreement or of the

          Rights to the contrary, the Company may, at its option, issue new

          Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

                    Section 23.  Redemption.  (a)  The Board of Directors

          of the Company may, at its option, at any time prior to 5:00

          P.M., New York City time, on the earlier of the Shares

          Acquisition Date or the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.05 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").

                    (b)  Immediately upon the action of the Board of

          Directors of the Company ordering the redemption of the Rights,

          and without any further action and without any notice, the right







                                                                         44



          to exercise the Rights will terminate and the only right

          thereafter of the holders of Rights shall be to receive the

          Redemption Price.  Within 10 days after the action of the

          Board of Directors ordering the redemption of the Rights, the

          Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Shares.

          Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

          Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

                    Section 24.  Notice of Certain Events.  In case the

          Company shall propose (a) to pay any dividend payable in stock of any class to the holders of Common Shares or to make any other distribution to the holders of Common Shares (other than a regular periodic cash dividend at a rate not in excess of 140% of the rate of the last regular periodic cash dividend theretofore paid), or (b) to offer to the holders of Common Shares rights or warrants to subscribe for or to purchase any additional Common

          Shares or shares of stock of any class or any other securities,

          rights or options, or (c) to effect any reclassification of its

          Common Shares (other than a reclassification involving only the subdivision of outstanding Common Shares), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to







                                                                         45



          effect any sale or other transfer), in one or more transactions,

          of more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person, or

          (e) to effect the liquidation, dissolution or winding up of the

          Company, then, in each such case, the Company shall give to each holder of a Right certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such

          reclassification, consolidation, merger, sale, transfer,

          liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common

          Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b)

          above at least 20 days prior to the record date for determining holders of the Common Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of

          participation therein by the holders of the Common Shares

          whichever shall be the earlier.

                    In case any of the events set forth in Section

          11(a)(ii) of this Agreement shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Right certificate, in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of

          Rights under Section 11(a)(ii) hereof.







                                                                         46



                    Section 25.  Notices.  Notices or demands authorized by

          this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                    C. R. Bard, Inc.
                    730 Central Avenue
                    Murray Hill, New Jersey  07974
                    Attention:  Secretary

          Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the

          Company or by the holder of any Right Certificate to or on the

          Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                    First Chicago Trust Company of New York
                    525 Washington Boulevard
                    Suite 4660
                    Jersey City, New Jersey 17310
                    Attention:  Tenders & Exchanges Administration

          Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any

          Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the

          Company.

                    Section 26.  Supplements and Amendments.  The Company

          and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Right







                                                                         47



          Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Rights Agent may deem

          necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates.

                    Section 27.  Successors.  All the covenants and

          provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                    Section 28.  Benefits of this Agreement.  Nothing in

          this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the

          Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the

          Rights Agent and the registered holders of the Right

          Certificates.

                    Section 29.  Severability.  If any term, provision,

          covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.







                                                                         48



                    Section 30.  Governing Law.  This Agreement and each

          Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                    Section 31.  Counterparts.  This Agreement may be

          executed in any number of counterparts and each of such

          counterparts shall for all purposes be deemed to be an original,

          and all such counterparts shall together constitute but one and the same instrument.

                    Section 32.  Descriptive Headings.  Descriptive

          headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.







                                                                         49



                    IN WITNESS WHEREOF, the parties hereto have caused this

          Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                             C. R. BARD, INC.

          Attest:


          By________________________         By_________________________
            Title:  Secretary                  William H. Longfield
                                               Chairman of the Board and
                                                 Chief Executive Officer




          Attest:                            FIRST CHICAGO TRUST COMPANY
                                                  OF NEW YORK




          By________________________         By_________________________
            Title:                             Title:







                             [Form of Right Certificate]

      Certificate No. R-                                  ______ RightsExhibit A


                    NOT EXERCISABLE AFTER OCTOBER 23, 2005 OR
                    EARLIER IF NOTICE OF REDEMPTION IS GIVEN.
                    THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE
                    OPTION OF THE COMPANY, AT $.05 PER RIGHT ON
                    THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.
                    [THE RIGHTS REPRESENTED BY THIS CERTIFICATE
                    WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING
                    PERSON OR AN ASSOCIATE OR AFFILIATE OF AN
                    ACQUIRING PERSON. THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 11(a)(ii) OF THE RIGHTS AGREEMENT.]*


                                  Right Certificate

                                   C. R. BARD, INC.


                    This certifies that                 , or registered

          assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of October 11, 1995 (the "Rights Agreement") between

          C. R. Bard, Inc., a New Jersey corporation (the "Company"), and

          First Chicago Trust Company of New York (the "Rights Agent"), to

          purchase from the Company at any time after the Distribution Date

          (as such term is defined in the Rights Agreement) and prior to

          5:00 P.M. (New York City time) on October 23, 2005, at the principal office of the Rights Agent, or its successors as Rights

          Agent, in New York, New York, one fully paid, non-assessable share of the Common Stock, $.25 par value (the "Common Shares"),

          of the Company, at a purchase price of $120 per share (the

          "Purchase Price"), upon presentation and surrender of this Right


          * The portion of the legend in brackets shall be inserted only if applicable.







                                                                          2



          Certificate with the Form of Election to Purchase duly executed.

          The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price per share set forth above,

          are the number and Purchase Price as of October 23, 1995, based on the Common Shares as constituted at such date.

                    As provided in the Rights Agreement, the Purchase Price

          and the number of Common Shares which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

                    This Right Certificate is subject to all of the terms,

          provisions and conditions of the Rights Agreement, which terms,

          provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights,

          limitations of rights, obligations, duties and immunities

          hereunder of the Rights Agent, the Company and the holders of the

          Right Certificates.  Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent.

                    This Right Certificate, with or without other Right

          Certificates, upon surrender at the principal office of the

          Rights Agent, may be exchanged for another Right Certificate or

          Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of

          Common Shares as the Rights evidenced by the Right Certificate or

          Right Certificates surrendered shall have entitled such holder to







                                                                          3



          purchase.  If this Right Certificate shall be exercised in part,

          the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                    Subject to the provisions of the Rights Agreement, the

          Rights evidenced by this Certificate may be redeemed by the

          Company at its option at a redemption price of $.05 per Right.

                    No fractional Common Shares will be issued upon the

          exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights

          Agreement.

                    No holder of this Right Certificate shall be entitled

          to vote or receive dividends or be deemed for any purpose the holder of the Common Shares or of any other securities of the

          Company which may at any time be issuable on the exercise hereof,

          nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to

          stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of

          meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.







                                                                          4



                    This Right Certificate shall not be valid or obligatory

          for any purpose until it shall have been countersigned by the

          Rights Agent.

                    WITNESS the facsimile signature of the proper officers

          of the Company and its corporate seal.  Dated as of October 23,

          1995.


          ATTEST:                            C. R. BARD, INC.


          __________________________         By__________________________
               Secretary                       Title:


          Countersigned:

          First Chicago Trust Company of
               New York


          By___________________________
               Authorized Signature







                     [Form of Reverse Side of Right Certificate]


                                  FORM OF ASSIGNMENT


                   (To be executed by the registered holder if such
                  holder desires to transfer the Right Certificate.)


                    FOR VALUE RECEIVED ____________________________________

          hereby sells, assigns and transfers unto ________________________

          _________________________________________________________________
                    (Please print name and address of transferee)

          _________________________________________________________________

          this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within

          Right Certificate on the books of the within-named Company,

          with full power of substitution.


          Dated: ______________________, ____

                                             ______________________________
                                             Signature


          Signature Guaranteed:

                                        NOTICE


                    The signature to the foregoing Assignment must

          correspond to the name as written upon the face of this Right

          Certificate in every particular, without alteration or

          enlargement or any change whatsoever.







                             FORM OF ELECTION TO PURCHASE

                         (To be executed if holder desires to
                           exercise the Right Certificate.)


          To  C. R. BARD, INC.:

                    The undersigned hereby irrevocably elects to exercise

          ______________________________ Rights represented by this Right

          Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:


          Please insert social security
          or other identifying number

          _________________________________________________________________
                           (Please print name and address)

          _________________________________________________________________

          If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

          Please insert social security
          or other identifying number

          _________________________________________________________________
                           (Please print name and address)

          _________________________________________________________________

          Dated:  ______________, ____


                                        ___________________________________
                                        Signature

                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of this Right
                                        Certificate)

          Signature Guaranteed:







                                                                  Exhibit B



                            SUMMARY OF RIGHTS TO PURCHASE
                                     COMMON STOCK


                    On October 11, 1995, the Board of Directors of C. R. Bard, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, $.25 par value (the "Common Shares"), of the Company. The distribution is payable on October 23, 1995 to the shareholders of record on October 23, 1995. Each Right entitles the registered holder to purchase from the Company one Common Share at a price of $120 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of October 11, 1995 between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent").

                    Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding Common Shares or (ii) 10 days following the commencement or announcement of an intention to make a tender offer or exchange offer for 30% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of October 23, 1995, by such Common Share certificate with a copy of this Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after October 23, 1995 upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of October 23, 1995, even without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                    The Rights are not exercisable until the Distribution Date. The Rights will expire on October 23, 2005, unless earlier redeemed by the Company as described below.

                    The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of







                                                                          2



          the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for Common Shares or convertible securities at less than the current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings at a rate not in excess of 140% of the rate of the last cash dividend theretofore paid or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

                    In the event that the Company were acquired in a merger or other business combination transaction or 50% or more of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right. In the event that the Company were the surviving corporation in a merger and its Common Shares were not changed or exchanged, or in the event that an Acquiring Person engages in one of a number of self-dealing transactions specified in the Rights Agreement, proper provision shall be made so that each holder of a Right, other than Rights that were beneficially owned by the Acquiring Person on the Distribution Date (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

                    With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading date prior to the date of exercise.

                    At any time prior to the public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 20% or more of the outstanding Common Shares, the Company may redeem the Rights in whole, but not in part, at a price of $.05 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.







                                                                          3



                    Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

                    A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated October 12, 1995. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.